UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
SCHEDULE 14A
(RULE 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☑	Soliciting Material Pursuant to § 240.14a-12

BLACKBOARD INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than Registrant)
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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
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Important Information
On July 1, 2011, Blackboard Inc. (“Blackboard”) distributed the following: (i) e-mails regarding the proposed acquisition to certain customers and partners of Blackboard in the form set forth below; (ii) frequently asked questions regarding the proposed acquisition for use in discussing the proposed acquisition with customers and partners of Blackboard; and (iii) a blog communication regarding the proposed acquisition. Each of the foregoing are filed herewith pursuant to Rule 14a-12.
Additional Information and Where to Find It
Blackboard intends to file with the Securities and Exchange Commission (the “SEC”) a proxy statement in connection with the proposed acquisition. The definitive proxy statement will be sent or given to the stockholders of Blackboard and will contain important information about the proposed acquisition and related matters. BEFORE MAKING ANY VOTING DECISION, BLACKBOARD’S STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT CAREFULLY AND IN ITS ENTIRETY BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED ACQUISITION. The proxy statement and other relevant materials (when they become available), and any other documents filed by Blackboard with the SEC, may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, security holders will be able to obtain free copies of the proxy statement from Blackboard by contacting Blackboard’s Investor Relations Department (i) by mail to Blackboard Inc., 650 Massachusetts Avenue, NW, 6th Floor, Washington, DC 20001, Attn: Investor Relations Department, (ii) by telephone at 202-463-4860 or (iii) by e-mail to Investor@Blackboard.com.
Participants in the Solicitation
Blackboard and its directors and executive officers may be deemed to be participants in the solicitation of proxies from Blackboard’s stockholders in connection with the proposed acquisition. Information about Blackboard’s directors and executive officers is set forth in Blackboard’s proxy statement for its 2011 Annual Meeting of Stockholders, which was filed with the SEC on April 21, 2011, and its Annual Report on Form 10-K for the year ended December 31, 2010, which was filed with the SEC on February 18, 2011. These documents are available free of charge at the SEC’s web site at www.sec.gov, and from Blackboard by contacting Blackboard’s Investor Relations Department (i) by mail to Blackboard Inc., 650 Massachusetts Avenue, NW, 6th Floor, Washington, DC 20001, Attn: Investor Relations Department, (ii) by telephone at 202-463-4860 or (iii) by e-mail to Investor@Blackboard.com. Additional information regarding the interests of participants in the solicitation of proxies in connection with the proposed acquisition will be included in the proxy statement that Blackboard intends to file with the SEC.
Forward Looking Statements
The documents provided below contain forward-looking statements, including those regarding the proposed acquisition. These statements are subject to known and unknown risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements, including but not limited to: the ability of the parties to consummate the proposed acquisition in a timely manner or at all; the satisfaction of conditions precedent to consummation of the proposed acquisition, including the ability to secure regulatory approvals and approval by Blackboard’s stockholders; successful completion of anticipated financing arrangements; the possibility of litigation (including litigation related to the proposed acquisition itself); and other risks described in Blackboard’s filings with the Securities and Exchange Commission, including its most recent Form 10-Q and Form 10-K. All forward-looking statements are based on management’s estimates, projections and assumptions as of the date hereof, and Blackboard does not undertake any obligation to update any forward-looking statements.

Form of E-mail to Certain Customers and Partners of Blackboard
Dear Blackboard Customers and Partners,
We are writing to share some important news. This morning we issued the attached press release indicating that Blackboard has entered into a definitive agreement to be acquired by an investor group led by affiliates of Providence Equity Partners.
This news marks another step in our ongoing work to support you with innovations that can improve all aspects of the education al experience. As we continue that work, we’ll be doing so with a partner that has a strong legacy of commitment to education, and a common vision for how technology can strengthen the education experience in a range of areas. Providence Equity Partners has a proven track record of successfully supporting and growing technology companies, and by working with them we will also benefit from the ability to improve the way we support you outside of the quarterly focus of the public markets. You can learn more about Providence at www.provequity.com.
I and our management team will remain in place and we do not anticipate any changes to our day-to-day operations and practices. There will be no change to our work to deliver on the commitments we’ve made to you, and we remain committed to providing the highest quality products and services, and to continuously improving your overall satisfaction. In short, our focus remains squarely on delivering a superior experience and value for our clients.
The transaction is still subject to shareholder approval and other customary closing conditions and is not expected to be complete for several months. We’ll share more updates as we are able, but in the meantime we have created a Frequently Asked Questions document to answer some key questions you may have. You can email additional questions to CEO@blackboard.com. Please be assured that you can expect no change in our high level of focus and commitment to serving you.
We value your continued partnership and look forward to our work together in the days to come.
Sincerely,
Michael L. Chasen
President and CEO
Blackboard Inc.
Forward-Looking Statements
This Customer/Partner Email contains forward-looking statements, including those regarding the proposed transaction. These statements are subject to known and unknown risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements, including but not limited to: the ability of the parties to consummate the proposed transaction in a timely manner or at all; the satisfaction of conditions precedent to consummation of the transaction, including the ability to secure regulatory approvals and approval by Blackboard’s stockholders; successful completion of anticipated financing arrangements; the possibility of litigation (including litigation related to the transaction itself); and other risks described in Blackboard’s filings with the Securities and

Exchange Commission, including its most recent Form 10-Q. All forward-looking statements are based on management’s estimates, projections and assumptions as of the date hereof, and Blackboard does not undertake any obligation to update any forward-looking statements.
Additional Information and Where to Find It
Blackboard intends to file with the Securities and Exchange Commission (the “SEC”) a proxy statement in connection with the proposed transaction. The definitive proxy statement will be sent or given to the stockholders of Blackboard and will contain important information about the proposed transaction and related matters. BEFORE MAKING ANY VOTING DECISION, BLACKBOARD’S STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT CAREFULLY AND IN ITS ENTIRETY BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. The proxy statement and other relevant materials (when they become available), and any other documents filed by Blackboard with the SEC, may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, security holders will be able to obtain free copies of the proxy statement from Blackboard by contacting Blackboard’s Investor Relations Department (i) by mail to Blackboard Inc., 650 Massachusetts Avenue, NW, 6th Floor, Washington, DC 20001, Attn: Investor Relations Department, (ii) by telephone at 202-463-4860 or (iii) by e-mail to Investor@Blackboard.com.
Participants in the Solicitation
Blackboard and its directors and executive officers may be deemed to be participants in the solicitation of proxies from Blackboard’s stockholders in connection with the proposed transaction. Information about Blackboard’s directors and executive officers is set forth in Blackboard’s proxy statement for its 2011 Annual Meeting of Stockholders, which was filed with the SEC on April 21, 2011, and its Annual Report on Form 10-K for the year ended December 31, 2010, which was filed with the SEC on February 18, 2011. These documents are available free of charge at the SEC’s web site at www.sec.gov, and from Blackboard by contacting Blackboard’s Investor Relations Department (i) by mail to Blackboard Inc., 650 Massachusetts Avenue, NW, 6th Floor, Washington, DC 20001, Attn: Investor Relations Department, (ii) by telephone at 202-463-4860 or (iii) by e-mail to Investor@Blackboard.com. Additional information regarding the interests of participants in the solicitation of proxies in connection with the transaction will be included in the proxy statement that Blackboard intends to file with the SEC.
Customer and Partner FAQ
What is the rationale for this potential transaction?
Blackboard’s Board of Directors believes that this proposed transaction is in the best interest of the company and its stockholders. Blackboard and Providence Equity Partners share a common vision for how technology can improve all aspects of the education experience. And with this step, Blackboard can work to further strengthen its support for clients outside the short term focus of the public markets.
How would a potential sale affect our relationship?
There will be no change to our focus on delivering a superior experience and value for our clients, and we do not expect this proposed transaction to have any impact on our day-to-day operations and practices.
Will I still work with the same Blackboard contacts?
Yes. This proposed transaction will have no change to our relationship or how we work together. Your same team is in place and focused on supporting your needs now and in the future, and we remain committed to providing the highest quality products and services and to maintaining your overall satisfaction.
Will this have any impact on our contract?
No. This proposed transaction will not have any impact on contracts you have for products and services with Blackboard.

Will the senior leadership team remain in their current positions?
Yes, Michael will remain as CEO and continue to lead the company, along with the other members of the leadership team. There are no anticipated changes with personnel or company operations.
Does this potential transaction have any impact on Blackboard’s long-term roadmap for products and services?
There will be no change to our company’s strategic plan or to the focus of our management team and global staff as we continue to deliver on the commitments we’ve made to our clients. Working with Providence Equity Partners, we remain sharply focused on delivering the highest quality products and services and to maintaining your overall satisfaction.
When will the transaction be completed?
We expect the transaction to be completed in the fourth quarter of 2011. We’ll provide an update at that time.
Forward-Looking Statements
This Customer/Partner FAQ contains forward-looking statements, including those regarding the proposed transaction. These statements are subject to known and unknown risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements, including but not limited to: the ability of the parties to consummate the proposed transaction in a timely manner or at all; the satisfaction of conditions precedent to consummation of the transaction, including the ability to secure regulatory approvals and approval by Blackboard’s stockholders; successful completion of anticipated financing arrangements; the possibility of litigation (including litigation related to the transaction itself); and other risks described in Blackboard’s filings with the Securities and Exchange Commission, including its most recent Form 10-Q. All forward-looking statements are based on management’s estimates, projections and assumptions as of the date hereof, and Blackboard does not undertake any obligation to update any forward-looking statements.
Additional Information and Where to Find It
Blackboard intends to file with the Securities and Exchange Commission (the “SEC”) a proxy statement in connection with the proposed transaction. The definitive proxy statement will be sent or given to the stockholders of Blackboard and will contain important information about the proposed transaction and related matters. BEFORE MAKING ANY VOTING DECISION, BLACKBOARD’S STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT CAREFULLY AND IN ITS ENTIRETY BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. The proxy statement and other relevant materials (when they become available), and any other documents filed by Blackboard with the SEC, may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, security holders will be able to obtain free copies of the proxy statement from Blackboard by contacting Blackboard’s Investor Relations Department (i) by mail to Blackboard Inc., 650 Massachusetts Avenue, NW, 6th Floor, Washington, DC 20001, Attn: Investor Relations Department, (ii) by telephone at 202-463-4860 or (iii) by e-mail to Investor@Blackboard.com.
Participants in the Solicitation
Blackboard and its directors and executive officers may be deemed to be participants in the solicitation of proxies from Blackboard’s stockholders in connection with the proposed transaction. Information about Blackboard’s directors and executive officers is set forth in Blackboard’s proxy statement for its 2011 Annual Meeting of Stockholders, which was filed with the SEC on April 21, 2011, and its Annual Report on Form 10-K for the year ended December 31, 2010, which was filed with the SEC on February 18, 2011. These documents are available free of charge at the SEC’s web site at www.sec.gov, and from Blackboard by contacting Blackboard’s Investor Relations Department (i) by mail to Blackboard Inc., 650 Massachusetts Avenue, NW, 6th Floor, Washington, DC 20001, Attn: Investor Relations Department, (ii) by telephone at 202-463-4860 or (iii) by e-mail to Investor@Blackboard.com. Additional information regarding the interests of participants in the solicitation of proxies in connection with the transaction will be included in the proxy statement that Blackboard intends to file with the SEC.
Blackboard’s Blog Communication
Blackboard’s Next Chapter

This post marks the end of a self-imposed quiet period while Blackboard’s Board of Directors considered “strategic alternatives” for the company. As a member of the company’s senior management team I was understandably asked not to speak freely on the topic, so I held my tongue until I could share something more substantive.
First, I’ll confirm the news: Subject to shareholder approval and regulatory reviews, we have agreed to be acquired by an investor group led by Providence Equity Partners, a private equity firm with a portfolio of education companies and a great expertise in our industry. We expect the deal to be finalized later this year. Details can be found in our press release. Until the deal closes we continue to operate as a public company. Following the deal we continue to operate as Blackboard Inc., but as a privately held company.
Second, some perspective on the financial underpinnings and their implications. Since 2004, Blackboard stock has been publicly traded, with shares owned by some thousands of holders, with the highest concentration of shares held by a few dozen institutional investors. The focus of most institutional investors is predictable revenue, and rock-steady growth. And so we made best efforts to respond to them accordingly, with precision focus on our quarter-to-quarter earnings and on the impact of our business decisions against analysts’ investment models for our stock. Our care was rewarded, and this public form of ownership benefitted Blackboard well over these last seven years and allowed us to better scale our offering to clients.
Private equity now provides us an alternative ownership model that’s more agile. For starters, firms like Providence include very experienced investors willing to hold highly concentrated portfolios. They’re often willing to take longer-term perspectives and assist management in capitalizing on the most strategic opportunities for growth and impact in their industries. Providence brings a deep bench in understanding of the global education marketplace, and arrives to the fight very well informed about today’s market dynamics.
It’s natural that news of this magnitude would raise questions for our clients. Will there be sudden changes to policy, pricing, or strategy? It is our plan that the key strategies that brought us here will continue to guide our path. Critical to our success in recent years has been our focus on Blackboard’s performance on the fundamentals, sustaining the steady improvements we’re making in support responsiveness, openness, transparency, and quality. I envision no change in our underlying commitment to these fundamentals. And I’ll reassure you that we expect our pricing practices to remain within historical norms for the foreseeable future.
Providence shares our vision of improving the education experience for our clients, and of the mission critical role our platforms and services play in teaching and learning today. While we’ve yet to fully explore alignment of our ideas, we begin with similar macro views about Blackboard’s prospects and the broad scope of our future opportunity to help create education impact. I think it’s fair to say there’s strong shared belief in the importance of mobile education and a growing institutional demand for analytics. It’s also fair to say both parties believe K12 and global markets deserve investment, and provide strong potential growth for Blackboard. Finally, we’ve discovered alignment in views about the importance of the shift from print to digital education content, and that Blackboard can catalyze this trend to the benefit of our clients.
So I think this is a positive development for our clients, and a positive one for Blackboard. In the end our job is to balance interests of both our clients and investors, and these balances are best achieved with a view to the long run. I’m confident that the new arrangement will improve our alignment, and provide us both improved agility and additional wisdom in confronting what comes along the way.
Cheers,
Ray
Forward-Looking Statements
This blog post contains forward-looking statements, including those regarding the proposed transaction. These statements are subject to known and unknown risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements, including but not limited to: the ability of the parties to consummate the proposed transaction in a timely manner or at all; the satisfaction of conditions precedent to consummation of the transaction, including the ability to secure regulatory approvals and approval by Blackboard’s stockholders; successful completion of anticipated financing arrangements; the possibility of litigation (including litigation related to the transaction itself); and other risks described in Blackboard’s filings with the Securities and Exchange Commission, including its most recent Form 10-Q. All forward-looking statements are based on management’s estimates, projections and assumptions as of the date hereof, and Blackboard does not undertake any obligation to update any forward-looking statements.
Additional Information and Where to Find It
Blackboard intends to file with the Securities and Exchange Commission (the “SEC”) a proxy statement in connection with the proposed transaction. The definitive proxy statement will be sent or given to the stockholders of Blackboard and will contain important information about the proposed transaction and related matters. BEFORE MAKING ANY VOTING DECISION, BLACKBOARD’S STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT CAREFULLY AND IN ITS ENTIRETY BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. The proxy statement and other relevant materials (when they become available), and any other documents filed by Blackboard with the SEC, may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, security holders will be able to obtain free copies of the proxy statement from Blackboard by contacting Blackboard’s Investor Relations Department (i) by mail to Blackboard Inc., 650 Massachusetts Avenue, NW, 6th Floor, Washington, DC 20001, Attn: Investor Relations Department, (ii) by telephone at 202-463-4860 or (iii) by e-mail to Investor@Blackboard.com.
Participants in the Solicitation
Blackboard and its directors and executive officers may be deemed to be participants in the solicitation of proxies from Blackboard’s stockholders in connection with the proposed transaction. Information about Blackboard’s directors and executive officers is set forth in Blackboard’s proxy statement for its 2011 Annual Meeting of Stockholders, which was filed with the SEC on April 21, 2011, and its Annual Report on Form 10-K for the year ended December 31, 2010, which was filed with the SEC on February 18, 2011. These documents are available free of charge at the SEC’s web site at www.sec.gov, and from Blackboard by contacting Blackboard’s Investor Relations Department (i) by mail to Blackboard Inc., 650 Massachusetts Avenue, NW, 6th Floor, Washington, DC 20001, Attn: Investor Relations Department, (ii) by telephone at 202-463-4860 or (iii) by e-mail to Investor@Blackboard.com. Additional information regarding the interests of participants in the solicitation of proxies in connection with the transaction will be included in the proxy statement that Blackboard intends to file with the SEC.